HOTCHKIS AND WILEY FUNDS

Hotchkis & Wiley Value Opportunities Fund
(the “Fund”)
Supplement dated May 1, 2026 to the
Summary and Statutory Prospectus and Statement of Additional Information (“SAI”)
dated August 29, 2025, as supplemented
Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Fund’s Summary and Statutory Prospectus and SAI.
This Supplement updates certain information in the Summary and Statutory Prospectus and SAI for the Fund listed above. You may obtain copies of the Fund’s Summary and Statutory Prospectus free of charge, upon request, by calling toll-free 1-866-HW-FUNDS (1-866-493-8637).

Effective July 1, 2026, the Fund’s Summary and Statutory Prospectus and SAI will be revised as follows:
The Fund’s name will be changed to Hotchkis & Wiley Opportunities Fund.

All references to the Fund’s name will be revised accordingly.

Please retain this supplement for future reference.